Exhibit 10.1

Execution Version
EQUITY PURCHASE AGREEMENT
THIS EQUITY PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of June 21, 2024 (the “Effective Date”), by and among Kratos Defense & Security Solutions, Inc., a Delaware corporation (the “Purchaser”), Pegasus Residual, LLC, a Delaware limited liability company (the “Seller”), Shirley Brostmeyer, an individual (“SB”), Joseph Brostmeyer, an individual (“JB”), Shirley C. Brostmeyer and Joseph D. Brostmeyer as Trustees of The Shirley C. Brostmeyer Revocable Trust, u/a/d August 25, 2002, as amended and restated August 13, 2014, a Florida revocable trust (“SB Trust”), Joseph D. Brostmeyer and [**********] as Trustees of The Shirley Brostmeyer 2018 Family Trust, u/a/d December 17, 2018, a Florida irrevocable trust (“2018 SB Trust”), Joseph D. Brostmeyer and Shirley C. Brostmeyer as Trustees of The Joseph D. Brostmeyer Revocable Trust, u/a/d August 25, 2002, as amended and restated August 13, 2014, a Florida revocable trust (“JB Trust”), and Shirley C. Brostmeyer and [**********] as Trustees of The Joseph D. Brostmeyer 2018 Irrevocable Trust, u/a/d December 17, 2018, a Florida irrevocable trust (“2018 JB Trust” and, together with the SB Trust, the 2018 SB Trust and the JB Trust, the “Trusts” and, together with SB and JB, the “Specified Brostmeyer Parties”).
Recitals
WHEREAS, the Purchaser, the Specified Brostmeyer Parties, and Joseph Brostmeyer, as the Sellers Representative, entered into a Purchase Agreement, dated as of February 27, 2019 (as amended, the “Purchase Agreement”), pursuant to which, among other things, the Purchaser acquired from the Specified Brostmeyer Parties certain securities of KTT CORE, Inc., a Delaware corporation formerly known as FTT CORE, LLC (“KTT Core”), and Florida Turbine Technologies Inc., a Florida corporation (“FTT” and, together with KTT Core, the “Acquired Companies”);
WHEREAS, the Purchaser, KTT Core, FTT, and the Specified Brostmeyer Parties are parties to that certain Exchange Agreement, dated as of February 27, 2019, as amended by that certain First Amendment to Exchange Agreement, dated as of February 18, 2022 (as amended, the “Exchange Agreement”), pursuant to which the parties thereto agreed, among other things, to certain purchase and sale rights with respect to the Purchased Shares;
WHEREAS, the Purchaser, KTT Core, FTT, and the Specified Brostmeyer Parties are parties to that certain Equity Purchase Agreement, dated as of June 13, 2022 (the “First Equity Purchase Agreement”), pursuant to which the Purchaser acquired certain equity securities of KTT Core;
WHEREAS, on March 22, 2024, the Seller delivered notice to the Purchaser of the Seller’s election to exercise the Put Right (as defined in the Exchange Agreement) pursuant to Section 3.2(a) of the Exchange Agreement;
WHEREAS, as of the Effective Date and immediately prior to the Closing, after reflecting the transactions contemplated by the Other Agreements, the Seller owns (a) an aggregate of 1,047.335 shares of the Class B common stock, par value $0.001 per share, of KTT

Core, representing 9.95% of the issued and outstanding shares of KTT Core’s capital stock (the “Purchased Shares”), (b) no other securities of KTT Core, and (c) no securities of FTT;
WHEREAS, the Seller desires to sell, transfer and assign to the Purchaser, and the Purchaser desires to purchase from the Seller, all of the Seller’s right, title and interest in and to the Purchased Shares, subject to the terms and conditions set forth herein; and
WHEREAS, following the Closing, the Seller, the Specified Brostmeyer Parties, and their respective Affiliates shall no longer own any equity interest in, or other securities of, KTT Core or FTT.
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:
Agreement
1.AGREEMENT TO SELL AND PURCHASE.
1.1.Purchase and Sale of Purchased Shares. Subject to the terms and conditions set forth herein, at the Closing (as defined below), the Seller shall sell, assign, transfer, convey and deliver to the Purchaser, and the Purchaser shall purchase and accept from the Seller, all of the Seller’s right, title and interest in and to the Purchased Shares, free and clear of any and all Encumbrances (as defined below). The aggregate consideration to be paid for the Purchased Shares, the release of claims set forth in Section 2 of this Agreement, and the representations set forth in Section 3.10 shall be $22,519,163 (the “Purchase Price”), subject to adjustment as set forth in this Agreement. The Purchase Price shall be payable 50% in cash and 50% in shares of the Purchaser’s common stock, par value $0.001 per share (the “Purchaser Common Stock”), calculated as set forth below.
1.1.1.Subject to Section 1.1(b) below, the number of shares of Purchaser Common Stock to be issued in satisfaction of 50% of the Purchase Price, as described in the immediately preceding sentence, will be calculated by dividing (i) (x) the Purchase Price multiplied by (y) 50%, by (ii) the volume weighted average sale price per share of the Purchaser Common Stock on the NASDAQ Global Select Market as reported by Bloomberg Financial Markets or an equivalent, reliable reporting service, over the trailing 90-day period ending on the trading day immediately prior to the Effective Date (the “Closing Stock Price”) (rounded down to the nearest whole share).
1.1.2.Notwithstanding the foregoing, in no event shall the aggregate number of shares of Purchaser Common Stock issuable pursuant to this Agreement exceed 19.99% of the total outstanding shares of Purchaser Common Stock as of immediately prior to the Effective Date; provided that any reduction in the number of shares of Purchase Common Stock issued pursuant to this Agreement as a result of the foregoing clause shall result in a corresponding cash payment to cover the resulting shortfall.

1.2.Calculation of Purchase Price. The Seller expressly acknowledges and agrees that the Purchase Price has been calculated pursuant to the terms of Section 3.2 of the Exchange Agreement, as modified by the terms set forth herein, based on a value derived from the following calculation (a) (i) (x) 12 multiplied by (y) the Acquired Companies’ EBITDA (as defined below) for the fiscal year ended December 31, 2023, as set forth on Exhibit A attached hereto (the “2023 EBITDA”) minus (ii) the Reduction Amount multiplied by (b) 9.95%.
1.2.1.For purposes of this Agreement, “EBITDA” shall mean, on a consolidated basis (including those entities set forth on Exhibit A attached hereto), the sum of the Acquired Companies’ earnings before corporate tax, interest expense, depreciation and amortization, determined in accordance with, and derived from financial information that is prepared in accordance with, U.S. generally accepted accounting principles, consistently applied. For the avoidance of doubt, the calculation of EBITDA will not include any corporate allocations of indirect costs (including, without limitation, normal public company operating costs incurred by Purchaser), but shall include costs incurred by Purchaser that are directly attributable to the Acquired Companies’ consolidated business.
1.3.Closing. The sale and purchase of the Purchased Shares pursuant to Section 1.1 above (the “Closing”) shall take place at 10:00 a.m. on the Effective Date at the offices of Sheppard, Mullin, Richter & Hampton LLP, 1540 El Camino Real, Suite 120, Menlo Park, California 94025, or at such other time or place as the Purchaser and the Seller may mutually agree.
1.4.Delivery.
1.4.1.On the Effective Date, subject to the terms and conditions hereof:
1.4.1.1.The Seller will deliver to the Purchaser (A) the stock certificate(s) representing the Purchased Shares to be sold pursuant to Section 1.1 above, together with stock powers for such Purchased Shares, in the form attached hereto as Exhibit B, and (B) an Investor Questionnaire, substantially in the form attached hereto as Exhibit C, duly executed by the Seller in favor of the Purchaser; and
1.4.1.2.the Purchaser will (A) instruct the transfer agent for the Purchaser Common Stock (the “Transfer Agent”) to deliver to the Seller in book entry form, a number of shares of Purchaser Common Stock equal to (1) 50% of the Purchase Price for the Purchased Shares to be sold pursuant to Section 1.1, divided by (2) the Closing Stock Price (rounded down to the nearest whole share), and (B) deliver to the Seller, by wire transfer of immediately available funds to an account designated by the Seller, an amount in cash equal to 50% of the Purchase Price.
1.4.2.As used in this Agreement, the following terms shall have the meanings set forth below:
1.4.2.1.“2019 Transaction Documents” means, collectively, the Employment Agreement, the Exchange Agreement, the Leak-Out Agreement, and the Purchase Agreement.

1.4.2.2.“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such Person, as such terms are used in and construed under Rule 405 promulgated under the 1933 Act (as defined below).
1.4.2.3.“Business Day” means any day, other than a Saturday or Sunday, on which banks are open in New York, New York.
1.4.2.4.“Employment Agreement” means that certain Amended and Restated Employment Agreement, dated as of June 10, 2022, by and between Purchaser and Joseph Brostmeyer.
1.4.2.5.“Leak-Out Agreement” means that certain Lock-Up/Leak- Out Agreement, dated as of February 27, 2019, by and between Purchaser and the Trusts.
1.4.2.6.“Other Agreements” means the 2019 Transaction Documents, the First Equity Purchase Agreement, and each of the other agreements entered into by the parties hereto pursuant to or in connection with the 2019 Transaction Documents, or the First Equity Purchase Agreement.
1.4.2.7.“Reduction Amount” means an amount equal to Zero Dollars ($0.00).
1.4.2.8.“Seller LLC Agreement” means that certain Limited Liability Company Agreement of the Seller, dated as of October 15, 2020, by and among the members of the Seller, as amended, supplemented or otherwise modified from time to time.
1.4.2.9.“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.
2.Release of Claims.
2.1.Release of the Purchaser and the Acquired Companies. Effective as of the Effective Date, the Seller and each of the Specified Brostmeyer Parties irrevocably and unconditionally releases any and all Released Claims that the Seller or such Specified Brostmeyer Parties ever had, now has or may have against: (a) the Purchaser, (b) the Acquired Companies; (c) each of the Acquired Companies’ current and former parents, subsidiaries, related companies, partnerships or joint ventures (including the Purchaser); (d) with respect to each of parties listed in the foregoing clauses (a), (b) and (c), such party’s predecessors and successors; and (e) with respect to each of the Persons listed in the foregoing clauses (a), (b), (c) and (d), all of such Person’s past, present and future Affiliates, family members, spouses, heirs, directors, officers, managers, fiduciaries, attorneys, advisors, consultants, investment bankers, financial advisors, accountants, tax advisors, independent contractors, contractors, employees, employers, principals, agents, representatives, owners, members, unitholders, stockholders, investors, controllers, controlling owners, controlling members, controlling unitholders, controlling stockholders, controlling investors, control persons, control groups, trustees, beneficiaries, distributees, distributors, executors, estates, estate managers, partners, limited partners, general partners, partnerships, joint venturers, limited liability companies, corporations, parent organizations, subsidiary organizations, foundations, divisions, administrators, predecessors, predecessors-in-interest, successors, successors-in-interest, insurers, underwriters, brokers, dealers, lenders, sureties, assigns, transferees, transferors, Affiliates, and other related Persons, and each of their family members, spouses, heirs, directors, officers, managers, fiduciaries, attorneys, advisors, consultants, investment bankers, financial advisors, accountants, tax advisors, independent contractors, contractors, employees, employers, principals, agents, representatives, owners, members, unitholders, stockholders, investors, controllers, controlling owners, controlling members, controlling unitholders, controlling stockholders, controlling investors, control persons, control groups, trustees, beneficiaries, distributees, distributors, executors, estates, estate managers, partners, limited partners, general partners, partnerships, joint venturers, limited liability companies, corporations, parent organizations, subsidiary organizations, foundations, divisions, administrators, predecessors, predecessors-in-interest, successors, successors-in-interest, insurers, underwriters, brokers, dealers, lenders, sureties, assigns, transferees, transferors, Affiliates, and other related Persons (and the trustees, administrators, fiduciaries and insurers of such programs), and any other Persons acting by, through, under or in concert with any of such Persons and their successors (each, a “Released Party” and, collectively, the “Released Parties”).
2.2.Released Claims. For purposes of this Agreement, the term “Released Claims” shall include, to the fullest extent permitted by applicable law, all known and unknown Claims arising or existing prior to the Effective Date that may be asserted by the Seller or any of the Specified Brostmeyer Parties in its capacity as a stockholder of the Purchaser or any of the Acquired Companies, including, without limitation, Claims for dividends or distributions and any Claims to attorneys’ fees or other indemnities with respect to the Released Claims, except as expressly provided in this Agreement. For purposes of this Agreement, the term “Claims” means any and all actions, claims, suits, causes of action, litigations, lawsuits, arbitrations, expert determinations, enforcement actions, investigations, proceedings, demands, assertions, contentions, allegations, disputes, matters, issues, obligations, rights, duties, debts, liabilities, levies, executions, dues, accounts, charges, bonds, agreements, contracts, covenants, representations, warranties, promises, judgments, interests, compensation, damages, losses, expenses, costs, fees (including, but not limited to, attorneys’ fees) of every nature, kind, type, and description, whether in law or in equity, known or unknown (including Unknown Claims), apparent or unapparent, contingent or absolute, matured or unmatured, accrued or unaccrued, liquidated or unliquidated, or otherwise
2.3.Unknown Claims. The Seller and each of the Specified Brostmeyer Parties expressly acknowledges and agrees that: (a) he, she, or it has been advised and understands that the Released Claims may include Claims arising or existing prior to the Effective Date that he, she, or it does not currently know about (“Unknown Claims”); (b) he, she, or it knowingly and voluntarily intends to grant the release of such Unknown Claims as Released Claims even though it recognizes that someday it might regret having done so; and (c) he, she, or it desires to assume the risk of releasing the Unknown Claims as Released Claims and acknowledges and agrees that the release set forth in this Section 2 shall remain effective in all respects in any such case. With full understanding of the potential consequences of his, her or its actions, to the full extent permitted by law, the Seller and each of the Specified Brostmeyer Parties expressly waives all rights it might have under any law that is intended to protect parties from waiving Claims such as the Unknown Claims. It is the intention of the parties hereto that this Agreement shall constitute a full and final accord and satisfaction, and a bar to entry of judgment in any and all legal actions, causes of action, obligations, costs, expenses, attorney’s fees, damages, losses, Claims, liabilities, and demands of whatever nature, character or kind known or unknown, suspected or unsuspected, among the parties hereto, arising out of, directly or indirectly, or in connection with the Released Claims. For the avoidance of doubt, all parties that are releasing the Released Claims under this Agreement acknowledge and agree that the releases contained in this Section 2 extend to Unknown Claims. The parties hereto acknowledge that they are familiar with and understand and expressly waive Section 1542 of the Civil Code of the State of California and all similar federal, state, or foreign laws, rights, rules, or legal principles, which provides as follows:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.
Notwithstanding the foregoing, nothing in the release given by the Seller and the Specified Brostmeyer Parties pursuant to this Section 2 shall release any Claim the Seller or any of the Specified Brostmeyer Parties may have (i) for the applicable Released Party’s commission of any act of fraud or intentional misrepresentation, (ii) for any breach by such Released Party of this Agreement or (iii) that arise directly out of actions or omissions by any Released Party occurring after the Effective Date.
3.Representations, Warranties, Covenants, and Other Agreements of the Seller and the Specified Brostmeyer Parties. The Seller and each of the Specified Brostmeyer Parties hereby represents, warrants and covenants, severally and jointly, to and for the benefit of the Purchaser as follows:
3.1.Authority; Binding Nature Of Agreement. The Seller and each of the Specified Brostmeyer Parties has the capacity, power and authority to enter into this Agreement, to consummate the transactions contemplated hereby and to take all other actions required to be taken by such Person pursuant to the provisions hereof. This Agreement has been duly executed and delivered by the Seller and each of the Specified Brostmeyer Parties, and constitutes (assuming due and valid authorization, execution and delivery hereof by the Purchaser) a valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors’ rights and by rules of law governing specific performance, injunctive relief or other equitable remedies.
3.2.Title To Purchased Shares. The Purchased Shares owned by the Seller represent all of the equity interests of the Acquired Companies owned by the Seller and the

Specified Brostmeyer Parties. The Seller is the record and beneficial owner of, and has good and marketable title to, the Purchased Shares, free and clear of any security interest, lien, pledge, hypothecation, charge, mortgage, encumbrance, equitable interest, claim, preference, right of possession, lease, license or restriction of any nature whatsoever (collectively, “Encumbrances”), except for restrictions on (i) transfer contained in the Other Agreements and (ii) resale under the Securities Act of 1933, as amended (the “1933 Act”) and other applicable securities laws (“Permitted Encumbrances”). Upon payment of the Purchase Price to the Seller, the Seller will convey to the Purchaser good and marketable title to the Purchased Shares, free and clear of all Encumbrances, except for Permitted Encumbrances.
3.3.No Violation. The execution, delivery and performance by the Seller and each of the Specified Brostmeyer Parties of this Agreement, the consummation of the transactions contemplated hereby and the fulfillment of and compliance with the terms hereof by the Seller and each of the Specified Brostmeyer Parties do not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default or event of default under (with due notice, lapse of time or both), (c) result in the creation of any Encumbrance upon any of the properties or assets of such Person, including, without limitation, the Purchased Shares, pursuant to, (d) give any third party the right to terminate, modify, accelerate or otherwise change any right or obligation under, (e) result in the material violation of or (f) require any authorization, consent, approval, exemption or other action by, notice to or filing with any Person pursuant to: (i) any applicable law or regulation, including, without limitation, community property laws (ii) any order, decree or judgment to which such Seller is subject or (iii) any contract to which such Person is a party or to which any of its properties or assets are subject, including, without limitation, the Purchased Shares (other than the Seller LLC Agreement (consent under which has been obtained) and the 2019 Transaction Documents).
3.4.Pursuit of Claims. (a) As of the Effective Date, neither the Seller nor any of the Specified Brostmeyer Parties has filed, initiated, or prosecuted (or caused to be filed, initiated or prosecuted) and (b) following the Effective Date, neither the Seller nor any of the Specified Brostmeyer Parties shall file, initiate or prosecute (or cause to be filed, initiated or prosecuted) any lawsuit, arbitration, complaint, charge, action, compliance review, investigation or proceeding with respect to any Released Claim, whether as a named plaintiff, class member or otherwise. In the event of any such lawsuit, arbitration, complaint, charge, action, compliance review, investigation or proceeding with respect to any Released Claim, the Seller and each of the Specified Brostmeyer Parties covenants that such Person shall request any administrative agency or other body assuming jurisdiction of any such lawsuit, arbitration, complaint, charge, action, compliance review, investigation or proceeding to withdraw from the matter or to dismiss it with prejudice.
3.5.Ownership of Claims. As of the Effective Date, neither the Seller nor any of the Specified Brostmeyer Parties has assigned or transferred (or attempted to assign or transfer) any of the Released Claims to any third party.
3.6.No Admission of Liability. Each of the Seller and the Specified Brostmeyer Parties acknowledges that neither the Purchaser, the Acquired Companies nor any of the other Released Parties believes, or has admitted, that it has committed any wrongdoing with respect to the Seller and the Specified Brostmeyer Parties, and each of the Seller and the

Specified Brostmeyer Parties agrees that at no time following the Effective Date shall it assert that the release of Released Claims contained in this Agreement constitutes an admission of wrongdoing by the Purchaser, the Acquired Companies or any other Released Party.
3.7.Implementation. The Seller and each of the Specified Brostmeyer Parties agrees that, at all times following the Effective Date, it shall sign any and all documents, certificates and other instruments, and take any and all other actions reasonably requested by the Purchaser, either of the Acquired Companies or any other Released Party, necessary to implement the terms of this Agreement.
3.8.Dividends and Other Equity Distributions. The Seller and each of the Specified Brostmeyer Parties acknowledges and agrees that no dividends or other equity distributions declared prior to the Effective Date remain unpaid as of the Effective Date.
3.9.Survival of Noncompetition and Nonsolicitation Provisions. Joseph Brostmeyer acknowledges and agrees that he remains subject to and bound by all of the agreements and covenants contained in (A) the Purchase Agreement, including, without limitation, the covenants contained in Section 6.3 of the Purchase Agreement, and will continue to remain subject to and bound by such covenants until such covenants expire in accordance with the terms of the Purchase Agreement; provided, however, that for the avoidance of doubt, nothing contained in this Section 3.9 shall have the effect of extending or reviving the survival period or effectiveness of any provision, agreement or covenant contained in the Purchase Agreement that has expired in accordance with its terms; and (B) the Employment Agreement, including, without limitation, the noncompetition and nonsolicitation covenants in Section 9 thereof, and will continue to remain subject to and bound by such covenants until the second anniversary of the date his employment with the Purchaser terminates (or such later time as may be specified in the Employment Agreement). For the avoidance of doubt, notwithstanding the foregoing or anything to the contrary contained herein or in the Other Agreements, Joseph Brostmeyer, Shirley Brostmeyer, the Seller, any Specified Brostmeyer Party, and/or any Affiliate thereof shall be permitted to engage in any of the Permitted Activities (as defined in the Employment Agreement), none of which shall be deemed to violate the provisions of this Agreement or the Other Agreements.
3.10.Investment Representations.
3.10.1.Purchase Entirely for Own Account. Each of the Specified Brostmeyer Parties acknowledges and agrees that the Purchaser Common Stock payable to the Seller pursuant to this Agreement will be acquired for the Seller’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act. The Seller does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the shares of Purchaser Common Stock (or any securities which are derivatives thereof) to or through any Person or entity. Neither the Seller nor any Specified Brostmeyer Party is, nor is any Affiliate of the Seller or any of the Specified Brostmeyer Parties, a broker-dealer registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “1934 Act”) or an entity engaged in a business that would require it to be so registered.

3.10.2.Investment Experience. The Seller and each of the Specified Brostmeyer Parties has substantial experience in evaluating and investing in companies similar to the Acquired Companies and the Purchaser so as to be able to evaluate the risks and merits of the Seller’s decision to sell the Purchased Shares in exchange for shares of Purchaser Common Stock. The Seller understands that the purchase of the shares of Purchaser Common Stock pursuant to this Agreement involves a substantial risk and acknowledges that it can bear the economic risk and complete loss of its investment in the Purchaser Common Stock.
3.10.3.Disclosure of Information. The Seller and each of the Specified Brostmeyer Parties has (a) received and read the most recent consolidated financial statements of the Acquired Companies and has had an opportunity to discuss the Acquired Companies’ business, prospects, operations, management and financial affairs with directors, officers and members of management of the Acquired Companies and (b) received and read the most recent financial statements and any recent press releases of the Purchaser, and had the opportunity to ask questions of and receive answers from the senior management of Purchaser regarding the timing, terms and conditions of the Seller’s sale of Purchased Shares in exchange for shares of Purchaser Common Stock and cash pursuant to the terms of this Agreement. The Seller and each of the Specified Brostmeyer Parties has acknowledges that no officer, director, attorney, broker-dealer, placement agent, finder or other person affiliated with the Acquired Companies or Purchaser has given the Seller or any of the Specified Brostmeyer Parties any information or made any representations, oral or written, other than as expressly provided in this Agreement, on which the Seller and the Specified Brostmeyer Parties have relied upon in deciding to sell, or causing the Seller to sell, the Purchased Shares in exchange for shares of Purchaser Common Stock. Based on the information the Seller and the Specified Brostmeyer Parties have deemed appropriate, each has independently made its own analysis and decision to enter into this Agreement. The Seller and each of the Specified Brostmeyer Parties have sought their own independent accounting, legal and tax advice as they have considered necessary to make an informed decision with respect to the Seller’s sale of the Purchased Shares in exchange for shares of Purchaser Common Stock and cash pursuant to the terms of this Agreement.
3.10.4.Restricted Securities. The Seller and each of the Specified Brostmeyer Parties understands that the shares of Purchaser Common Stock to be issued to the Seller hereunder are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Purchaser in a transaction not involving a public offering and that under such laws and applicable regulations such shares of Purchaser Common Stock may be resold without registration under the 1933 Act only in certain limited circumstances.
3.10.5.Legends. It is understood that the shares of Purchaser Common Stock to be issued to the Seller pursuant to the terms of this Agreement may bear the following or any similar legend:
3.10.5.1.“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION

STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.”
3.10.5.2.If required by the governmental authorities of any state in connection with the sale of the shares of Purchaser Common Stock, the legend required by such state authority.
3.10.6.Accredited Investor. At the time the Seller was offered the shares of Purchaser Common Stock pursuant to this Agreement, it was, and as of the date hereof is, an “accredited investor” within the meaning of Rule 501 under the 1933 Act and has executed and delivered to the Purchaser its Investor Questionnaire, which the Seller represents and warrants is true, correct and complete. The Seller is capable of properly evaluating the risks and merits of the Seller’s purchase of the shares of Purchaser Common Stock pursuant to the terms of this Agreement.
3.10.7.No General Solicitation. The Seller and each of the Specified Brostmeyer Parties represents that it did not learn of the investment in the shares of Purchaser Common Stock as a result of any general solicitation or general advertising.
3.10.8.Consultation With Own Advisors. The Seller and each of the Specified Brostmeyer Parties has been advised to consult with such Person’s own attorney and other financial and tax advisers regarding all legal matters concerning an investment in the Purchaser and the tax consequences of the Seller’s purchasing the shares of Purchaser Common Stock pursuant to the terms of this Agreement, and has done so, to the extent such Person considers necessary.
3.11.Brokers and Finders. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Seller or any of the Specified Brostmeyer Parties for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Person.
3.12.No Rule 506 Disqualifying Activities. The Seller and each of the Specified Brostmeyer Parties represents that it has not taken any of the actions set forth in, and is not subject to, the disqualification provisions of Rule 506(d)(1) of the 1933 Act.
3.13.Residency. The Seller and each of the Specified Brostmeyer Parties is a resident of the jurisdiction specified below its address on the signature page hereto.
3.14.Waiver of Registration Rights. The Seller and each of the Specified Brostmeyer Parties each hereby waives, with respect to the Purchaser Common Stock to be issued to the Seller pursuant to this Agreement, (a) the registration rights described in Section 3.2(i) of the Exchange Agreement, (b) the registration rights described in Section 6.10 of the

Purchase Agreement, (c) the registration rights described in Section 4.7 of the First Equity Purchase Agreement, (d) any similar right provided under the Other Agreements or any other agreement entered into by or among the parties hereto, and (e) any related notice or procedural right in connection therewith.
4.Representations, Warranties and Covenants of the Purchaser. In connection with the terms and conditions set forth in this Agreement, the Purchaser hereby represents, warrants and covenants to and for the benefit of the Seller and each of the Specified Brostmeyer Parties as follows:
4.1.Authority; Valid Issuance of Purchaser Common Stock. The Purchaser has the full corporate power and authority to enter into this Agreement, to consummate the transactions contemplated hereby and to take all other actions required to be taken by it pursuant to the provisions hereof. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes (assuming due and valid authorization, execution and delivery hereof by the Seller and each of the Specified Brostmeyer Parties) a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors’ rights and by rules of law governing specific performance, injunctive relief or other equitable remedies. The Purchaser Common Stock has been duly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be validly issued to the Seller, free of any Encumbrances imposed by Purchaser, except for restrictions on transfer provided for herein and under the 1933 Act or other applicable securities laws.
4.2.No Violation. The execution, delivery and performance by the Purchaser of this Agreement, the consummation of the transactions contemplated hereby and the fulfillment of and compliance with the terms hereof by the Purchaser do not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default or event of default under (with due notice, lapse of time or both), (c) result in the creation of any Encumbrance upon any of the properties or assets of the Purchaser pursuant to, (d) give any third party the right to terminate, modify, accelerate or otherwise change any right or obligation under, (e) result in the violation of or (f) require any authorization, consent, approval, exemption or other action by, notice to or filing with any person or entity pursuant to: (i) the organizational documents of the Purchaser, (ii) any applicable law or regulation, (iii) any order, decree or judgment to which the Purchaser is subject or (iv) any contract to which the Purchaser is a party or to which any of its properties or assets are subject, except for filings with the SEC, notifications to NASDAQ and filings under state securities or “blue sky” laws and except where the failure to obtain such consent, approval, authorization or action or to make such filing or notification would not be reasonably expected to be material to Purchaser.
4.3.SEC Filings. True and complete copies of the Purchaser’s filings with the SEC are available to the Sellers through the Electronic Data Gathering, Analysis and Retrieval system (other than any information for which the Purchaser has received confidential treatment from the SEC). The Purchaser has filed all reports, schedules, forms, statements and other documents required to be filed by the Purchaser under the 1933 Act and the 1934 Act, including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Filings”), for the twelve (12) months preceding the date hereof. At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the 1933 Act or 1934 Act, as applicable, and, as of their respective dates, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.
4.4.Compliance with NASDAQ Continued Listing Requirements. The Purchaser is in compliance with applicable NASDAQ continued listing requirements. There are no proceedings pending or, to the Purchaser’s knowledge, threatened against the Purchaser relating to the continued listing of the Purchaser Common Stock on NASDAQ and the Purchaser has not received any notice of, nor, to the Purchaser’s knowledge, is there any reasonable basis for, the delisting of the Purchaser Common Stock from NASDAQ.
4.5.No Integrated Offering. Neither the Purchaser nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Purchaser security or solicited any offers to buy any Purchaser security, under circumstances that would adversely affect reliance by the Purchaser on Section 4(a)(2) of the 1933 Act for the exemption from registration for the transactions contemplated hereby or would require registration of the shares of Purchaser Common Stock to be purchased hereunder under the 1933 Act.
4.6.Private Placement. Assuming the accuracy of the representations and warranties of the Seller and each of the Specified Brostmeyer Parties set forth in Section 3, the offer and sale of the shares of Purchaser Common Stock to the Seller as contemplated hereby is exempt from the registration requirements of the 1933 Act. The issuance and sale of the shares of Purchaser Common Stock hereunder does not contravene the rules and regulations of NASDAQ.
4.7.Rule 144. The Purchaser shall reasonably cooperate, and cause the Transfer Agent to reasonably cooperate, with the Seller in connection with the resale of the Purchaser Common Stock pursuant to Rule 144 promulgated under the 1933 Act or any similar or analogous replacement rule promulgated under the 1933 Act; provided, however, that nothing in this Agreement shall obligate the Purchaser to remain a public reporting company.
5.Miscellaneous.
5.1.Notices. Any notices or other communications required or permitted hereunder shall be given to the appropriate party at the address of such party set forth on the signature pages hereto or at such other address as such party shall specify by ten (10) days advance written notice to the other parties hereto. Such notice shall be in writing and shall be deemed given: (a) upon personal delivery; (b) upon delivery by email with receipt confirmed if sent during normal business hours; if not, then on the next Business Day; (c) if sent by certified or registered mail, postage prepaid, three (3) days after the date of mailing; or (d) one (1) day after deposit with a nationally-recognized overnight courier, specifying next day delivery, prepaid and with verification of receipt.
5.2.Section Headings. Section and other headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.
5.3.Interpretation. The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement. Unless the context indicates otherwise, the term “or” shall be deemed to include the term “and” and the singular or plural number shall be deemed to include the other.
5.4.Governing Law. This Agreement shall be governed, in all respects, by the laws of the State of Delaware, irrespective of its choice of law rules. Any and all legal proceedings arising hereunder shall be heard and resolved exclusively in the state and federal courts located in Wilmington, Delaware. Each party hereto hereby waives any objection it may have to commencement or transfer of any such proceeding to either of said venue and hereby affirmatively consents to the same.
5.5.Injunctive Relief. The parties hereto acknowledge and agree that irreparable harm would occur in the event of any breach of this Agreement and that, as a result, there can be no adequate remedy at law for any breach of a party’s obligations hereunder. Accordingly, the parties expressly agree that, upon any breach or threatened breach of this Agreement by any party, the other parties hereto shall be entitled to obtain injunctive relief, including specific performance, in addition to any available remedies at law, from any court of competent jurisdiction, wherever located, without the requirement of posting a bond.
5.6.Successors and Assigns. This Agreement shall bind the heirs, personal representatives, successors, assigns, executors, and administrators of each party hereto, and inures to the benefit of each party hereto, and its agents, directors, officers, employees, heirs, successors and assigns.
5.7.Amendments. No amendments or additions to this Agreement shall be binding unless made in writing and signed by all the parties hereto.
5.8.Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, each such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.
5.9.Entire Agreement. The terms of this Agreement are intended by the parties hereto to be the final and exclusive expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement, any and all of which are superseded hereby. The parties further intend that this Agreement, together with the Other Agreements, shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative or other legal proceeding involving this Agreement. Each of the parties hereto acknowledges and agrees that it was not relying on any representations of the other party hereto that were not contained in this Agreement and that, except as expressly set forth in this Agreement, each of the Other Agreements shall continue in full force and effect, in accordance with its respective terms. In the event of any conflict between the terms of this Agreement and the terms of any Other Agreement, the terms of this Agreement shall govern and control.
5.10.Confidentiality of Agreement. The terms of this Agreement shall be kept confidential by the parties hereto. Notwithstanding the foregoing, the terms of this Agreement may be disclosed if such disclosure is required: (a) in response to an order or subpoena of a court of competent jurisdiction or as required by law, in which event immediate written notice shall be given to each of the other parties hereto; (b) in response to an inquiry or order issued by a state or federal agency of competent jurisdiction, in which event immediate written notice shall be given to each of the other parties hereto; (c) to the parties’ respective legal, tax and financial advisors, (d) to the extent necessary to report to appropriate regulatory authorities, including the United States Securities and Exchange Commission and the Nasdaq Stock Market, and in other related dealings with regulatory authorities; (e) to the extent necessary to report income to appropriate taxing authorities and in other related dealings with taxing authorities; or (f) in connection with any litigation between any of the parties hereto regarding enforcement or interpretation of this Agreement.
5.11.Fees & Expenses. The parties hereto agree to bear their own costs, attorneys’ fees and related expenses associated with this Agreement. In the event of a dispute between the parties hereto arising out of the terms and conditions of this Agreement, the party that substantially prevails in such dispute shall be entitled to recover reasonable attorneys’ fees and court costs from the non-prevailing party.
5.12.Legal Counsel. The parties hereto acknowledge that they have consulted with legal counsel of their choosing, or were given the opportunity to consult with legal counsel, before entering into this Agreement, that they have read this Agreement, that they know and understand its contents, and that they execute this Agreement freely and voluntarily.
5.13.Cooperation. The parties hereto agree to cooperate in good faith and execute any documents reasonably necessary to effectuate and/or consummate the terms of this Agreement.
5.14.Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of the signature page to this Agreement by email, facsimile, portable document format (pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (including DocuSign) shall be as effective as delivery of a manually executed counterpart of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Equity Purchase Agreement as of the Effective Date.

PURCHASER:

Kratos Defense & Security Solutions, Inc.

By:     /s/ Marie Mendoza
Name: Marie Mendoza
Title: Authorized Signatory

Address: 10680 Treena Street, 6th Floor
    San Diego, CA 92131
Attention: Marie Mendoza
Email: marie.mendoza@kratosdefense.com
with copy (which shall not constitute notice) to:
Sheppard, Mullin, Richter & Hampton LLP
1540 El Camino Real
Suite 120
Menlo Park, CA 94025
Attn: Jason Schendel
Email: JSchendel@sheppardmullin.com
SELLER:
Pegasus Residual, LLC

By:     /s/ Joseph D. Brostmeyer
Name: Joseph D. Brostmeyer
Title: Manager

Address: 122 Pegasus Drive, Jupiter, FL 33477
Attention: Joseph Brostmeyer
Email: joe2025@gmx.com
with copy (which shall not constitute notice) to:
Alston & Bird LLP
One Atlantic Center
1201 West Peachtree Street
Atlanta, GA 30309
Attn: Jeremy C. Silverman
Email: jeremy.silverman@alston.com

[Signature Page to Equity Purchase Agreement]

SPECIFIED BROSTMEYER PARTIES:
_/s/ Joseph D. Brostmeyer _________________
Joseph D. Brostmeyer
Address: 122 Pegasus Drive, Jupiter, FL 33477
Attention: Joseph Brostmeyer
Email: joe2025@gmx.com
_ /s/ Shirley C. Brostmeyer _________________
Shirley C. Brostmeyer
Address: 122 Pegasus Drive, Jupiter, FL 33477
Attention: Joseph Brostmeyer
Email: joe2025@gmx.com
with copy (which shall not constitute notice) to:
Alston & Bird LLP
One Atlantic Center
1201 West Peachtree Street
Atlanta, GA 30309
Attn: Jeremy C. Silverman
Email: jeremy.silverman@alston.com

The Shirley C. Brostmeyer Revocable Trust u/a/d August 25, 2002, as amended and restated August 13, 2014
By: __ /s/ Shirley C. Brostmeyer ________________
Name: Shirley C. Brostmeyer
Title: Trustee
By: __/s/ Joseph D. Brostmeyer ________________
Name: Joseph D. Brostmeyer
Title: Trustee
Address: 122 Pegasus Drive, Jupiter, FL 33477
Attention: Joseph Brostmeyer
Email: joe2025@gmx.com
with copy (which shall not constitute notice) to:
Alston & Bird LLP
One Atlantic Center
1201 West Peachtree Street
Atlanta, GA 30309
Attn: Jeremy C. Silverman
Email: jeremy.silverman@alston.com

[Signature Page to Equity Purchase Agreement]

The Joseph D. Brostmeyer Revocable Trust u/a/d August 25, 2002, as amended and restated August 13, 2014
By: ___ /s/ Joseph D. Brostmeyer _______________
Name: Joseph D. Brostmeyer
Title: Trustee
By: __ /s/ Shirley C. Brostmeyer ________________
Name: Shirley C. Brostmeyer
Title: Trustee
Address: 122 Pegasus Drive, Jupiter, FL 33477
Attention: Joseph Brostmeyer
Email: joe2025@gmx.com
with copy (which shall not constitute notice) to:
Alston & Bird LLP
One Atlantic Center
1201 West Peachtree Street
Atlanta, GA 30309
Attn: Jeremy C. Silverman
Email: jeremy.silverman@alston.com
The Shirley Brostmeyer 2018 Family Trust u/a/d December 17, 2018
By:___ /s/ Joseph D. Brostmeyer _______________
Name: Joseph D. Brostmeyer
Title: Trustee
By:___ /s/ [**********]__________________
Name: [**********]
Title: Trustee
Address: 122 Pegasus Drive, Jupiter, FL 33477
Attention: Joseph Brostmeyer
Email: joe2025@gmx.com

with copy (which shall not constitute notice) to:
Alston & Bird LLP
One Atlantic Center
1201 West Peachtree Street
Atlanta, GA 30309
Attn: Jeremy C. Silverman
Email: jeremy.silverman@alston.com

[Signature Page to Equity Purchase Agreement]

The Joseph D Brostmeyer 2018 Irrevocable Trust u/a/d December 17, 2018
By: __ /s/ Shirley C. Brostmeyer ________________
Name: Shirley C. Brostmeyer
Title: Trustee
By: ____/s/ [**********]________________
Name: [**********]
Title: Trustee
Address: 122 Pegasus Drive, Jupiter, FL 33477
Attention: Joseph Brostmeyer
Email: joe2025@gmx.com
with copy (which shall not constitute notice) to:
Alston & Bird LLP
One Atlantic Center
1201 West Peachtree Street
Atlanta, GA 30309
Attn: Jeremy C. Silverman
Email: jeremy.silverman@alston.com

[Signature Page to Equity Purchase Agreement]

Exhibit A

2023 EBITDA

$18,860,271

A-1

Exhibit B

Stock Power

    For value received, Pegasus Residual, LLC, a Delaware limited liability company (the “Seller”), does hereby sell, assign and transfer unto Kratos Defense & Security Solutions, Inc., a Delaware corporation, 1,047.335 shares of Class B Common Stock, par value $.001 per share (the “Common Stock”), of KTT Core, Inc., a Delaware corporation (the “Company”), standing in the name of the Seller on the books of the Company represented by the stock certificates herewith and does hereby irrevocably constitute and appoint the Secretary of the Company as the Seller’s attorney to transfer such shares of Common Stock on the books of the Company with full power of substitution in the premises.

Dated: June 21, 2024

SELLER:

Pegasus Residual, LLC

By:___/s/ Joseph Brostmeyer __________
Name: Joseph Brostmeyer
Title: Manager

B-1

Exhibit C
Investor Questionnaire
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